MOLECULIN











April 2024
Investor Presentation

Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. Our potential to sustain our relationship with MD Anderson revolves around the continued collaboration and capitalizing on intellectual property resulting from sponsored research. The feasibility and promptness of our clinical trials are influenced by regulatory stipulations from entities like the US Food & Drug Administration and their global counterparts. The implications of global events, such as the conflict in Ukraine, the COVID-19 pandemic, and prevalent supply chain challenges, play a role in our forward-looking statements. Additionally, our ongoing need for financing, fueling our clinical trial and product development initiatives, securing regulatory approvals in essential markets, and sourcing cost-effective drug solutions are core to our forward-looking statements. Furthermore, our commitments concerning intellectual property licenses, the potential efficacy of our drug candidates, market reception, potential product liabilities, and the emerging competitive landscape are also fundamental to our forward-looking statements. Our dependencies on third-party manufacturers, strategies for establishing business collaborations, the defense of our intellectual property rights, our plans for fostering company growth, and the imperative to retain key executive personnel also guide our projections. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this presentation may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. More detailed information about Moleculin is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC’s website at http://www.sec.gov. Data related to currently active trials of Moleculin, such as MB-106 & MB-107, are preliminary and subject to change until a final Clinical Study Report is published.

MOLECULIN

Core Management Belief…

Anthracyclines represent the most important first line treatments for AML and Advanced STS.

Annamycin allows, for the first time ever, a clear majority of patients to benefit from these treatments.

Our Team

Management Team

Walter V. Klemp
Founder, President, CEO and Chairman

Donald Picker, PhD
Chief Scientific Officer

Jonathan P. Foster
Executive VP & Chief Financial Officer

Dr. John Paul Waymack
Senior Chief Medical Officer

Sandra Silberman, MD, PhD
Chief Medical Officer – New Products

Wolfram C. M. Dempke, MD, PhD, MBA
European Chief Medical Officer

Robert Shepard, MD, FACP
Medical Advisor

Board of Directors

Walter V. Klemp
Founder, President, CEO and Chairman

Michael D. Cannon
Director

Elizabeth Cermak
Director

John Climaco
Director

Robert E. George
Director

Joy Yan, MD, PhD
Director

MOLECULIN

The Annamycin Opportunity in AML

Annamycin in combination with Cytarabine (AnnAraC) has potential to fill unmet need in AML; **60%** CRc (**50%** CR) in 2nd line patients reported in latest Phase 1B/2 study

AnnAraC has the potential to more than double 2nd line AML CRs

All 82 Annamycin subjects (in multiple studies) continue to show no signs of cardiotoxicity during study; Lower toxicity profile than traditional intensive therapy

Annamycin is advancing towards pivotal AML study in 2024 with expectation of securing accelerated approval pathway

Phase 2B/3 Ready

Relatively small (n=100-150), quick (12-18 months) clinical trial

Seeking SPA to reduce regulatory approval risk

Strong Data[1]

Outperforming every asset approved in AML

Other drugs approved with less CR's than our current performance

High Value Asset

Last transaction (2021) was $2 billion for a lesser asset in same space

Strong IP with patent pending through 2040+, in addition to ODD & FTD

1 – The trials referenced are active. Data is preliminary and subject to change.

Annamycin Attributes

Non-Cardiotoxic

100% lack of cardiotoxicity as validated by independent expert (63 subjects reviewed to date)

Patients treated up to 3,000 mg/m^2 (lifetime max for dox = 550 mg/m^2)

Enables repeated cycles and consolidation

- Avoids cross resistance with existing anthracyclines, Ara-C and Venetoclax in preclinical models
- More potent than dox in most tumor models
- Significantly lower incidence (10%) of alopecia vs dox (60-100%)
- No vesicant activity (safter to handle and administer)
- NCE with orphan drug and fast track status

Notes: 1) Current Cardiology Review, Anthracycline Cardiotoxicity: Prevalence, Pathogenesis and Treatment, Maria Volkova and Raymond Russel III. Referenced from Cancer. 2003 Jun 1;97(11):2869-79. "Congestive heart failure in patients treated with doxorubicin: a retrospective analysis of three trials". Swain SM, Whaley FS, Ewer MS., PMID: 12767102; 2) Preliminary clinical studies from Moleculin; data subject tochange; 3) Refer to Form 10K for FYE 2023 for discussion on latest subject with an increase in troponins and our Expert's opinion.

Approved Therapies are Successful for <40% of the ~20,000 Annual Newly Diagnosed AML Patients


Fit?
50%
+
50%
7+3
(or other)
+36%
32%
31%
Ven-Aza
(or other)
+37%
18%
Targeted
+13%
19%
BMT/
Remission
+80%
4%
4%
BMT/
Remission
+80%
58%
8%
@
+80%
Unmet
Need
14%
7%
15%
Positive Outcome

	Daunorubicin (+ Ara-C)	Venetoclax (+ Azacitidine)	Targeted Therapy
Regimen	7+3	Ven-Aza	Gene-Targeted
Sub-population	Fit Patients (50%)	Unfit Elderly (50%)	55%-65% Eligible
Durable CR%	36%	37%	~21%
All AML benefit[1]	14%	15%	7%
Critical characteristics	Cardiotox	Still leaves significant unmet need	Limited to certain gene mutations

Notes: 1.Management estimates and shown as if Annamycin becomes approved for AML; 2. % of AML population sustaining durable positive outcome via BMT or remission; 3. Allowance made for other therapies where appropriate in the percentages shown

MOLECULIN

Competitive Landscape – CR/CRi Approval Rates[1]



70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Gilteritinib (Xospata) (FLT3)
Esasidenib[2] (Idhifa) (IDH2)
Ivosidenib[2] (Tibsovo) (IDH1)
Olutasidenib[2] (Rezlidhia) (IDH1)
Gemtuzumab[2] (Mylotarg) (CD33)
AnnAraC[3] (Anna+AraC) (1st to 7th line n=18)
AnnAraC[3] (Anna+AraC) (2nd Line n=10)
CR[4] CRi[4]
Low Bar for Approval

1: This chart compares Complete Response (CR) and Complete Response with incomplete peripheral blood count (CRi) rates as submitted for FDA approval for existing 2nd line therapies (as single agents) to preliminary CR data for AnnAraC (the combination of Annamycin and Ara C). Note: these data are from separate clinical trials with differing protocol designs and should not be considered direct comparisons. For example, existing therapies were tested in and approved only for those subjects with corresponding mutations, whereas AnnAraC data are for all relapsed/refractory AML subjects regardless of gene mutations. Mylotarg data are adjusted for subsequent studies showing reduced relevance of limited CD33 expression.; 2. Not approved in EU; US approval only; AnnAraC studied in all comer r/r AML subjects (n=18) with data stratified for 2nd line (n=10); data preliminary and subject to change; 4. CR and CRi numbers for FDA approved second line therapies: F Thol et al, *How I treat refractory and relapsed acute myeloid leukemia*, Blood; 4 January 2024; Volume 143, Number 1. Note: some trials, including AnnAraC included patients with more than one prior lines of therapy.

MOLECULIN

>50% of AML Patients are Ineligible for Approved Targeted Therapies



IDH1
8%
IDH2
12%
FLT3
28%
Ineligible
53%

AnnAraC Treats All-Comers in 2nd Line

AnnAraC Should Increase 2nd Line (2L) AML CRs 2-Fold or More



60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
~13% of 2L AML Patients Expected to Achieve CR
5.8%
2.3%
1.7%
2.4%
1.3%
50.0%
Gilteritinib (Xsopata) (FLT3)
Esasidenib (Idhifa)[2] (IDH2)
Ivosidenib (Tibsovo)[4] (IDH1)
Olutasidenib (Rezlidhia)[4] (IDH1)
Gemtuzumab (Mylotarg)[2] (CD33)
AnnAraC (Anna+AraC)[3] (2nd Line)
CR[5]
Prevalence Weighted Benefit[6] (CR rate x Eligibility)

MOLECULIN

Potential Asset Value is Very High



60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Servier acquired these two drugs for ~ $2 billion
5.8%
2.3%
1.7%
2.4%
1.3%
50.0%
Gilteritinib (Xsopata) (FLT3)
Esasidenib (Idhifa) (IDH2)
Ivosidenib (Tibsovo) (IDH1)
Olutasidenib (Rezlidhia) (IDH1)
Gemtuzumab (Mylotarg) (CD33)
AnnAraC (Anna+AraC) (2nd Line)
CR
Prevalence Weighted Benefit (CR rate x Eligibility)
MOLECULIN

MOLECULIN

Potential Asset Value

	Approved			Phase 2 Complete			
	1st Line		2nd Line				
	Jazz	AbbVie	Servier	Kura[1]	Syndax[1]	JNJ[1]	Moleculin
	Vyxeos	Ven-Aza	Idhifa/Tibsovo	Ziftomenib	Revumenib	617	Annamycin
N	153	286	199/174	20	57	17	10
CR	**38%**	**37%**	**19%/25%**	**35%**	**18%**	**24%**	**50%**
CRc	48%	64%	23%/33%	40%	25%	47%	60%
AML Population	50%	50%	15-23%	30%[2]	24%[2]	30%[2]	60%
Revenue[3]	$128m	$2b	~$150m				
Valuation	**$1.5B** **Exit[4]** (Acquisition of Celator, 2016)	**N/A**	**$2B** **Exit[5]** (Acquisition of Agios, 2021)	**~$1.5B** **Market Cap[6]**	**~$1.9B** **Market Cap[6]**	**N/A**	**~$.011B** **Market Cap[6]**

1. All three are pursuing essentially the same patient population; best overall performance from either NPM1 mutation or KMT2A rearrangement cohorts; 2. Limited to 2nd Line due to low CRc performance; 3. Jazz and AbbVie revenue per SEC disclosure, Servier revenue per Management estimate based on Agios revenue disclosure for Tibsovo sales and Idhifa royalties; 4. Company press release - https://investor.jazzpharma.com/news-releases/news-release-details/jazz-pharmaceuticals-and-celator-pharmaceuticals-announce; 5. Company press release - https://servier.com/wp-content/uploads/2022/11/servier-completes-acquisition-agios-oncology-business_PR.pdf; 6. As of April 11, 2024, calculation of Share Price multiplied by Shares Outstanding

The Full Annamycin Opportunity

Potential for Significant Upside


13,500
STS Lung Metastases
20,000
Acute Myeloid
Leukemia
Initial Annamycin
Target Indications
TOTAL INCIDENCE
~33.5K
Clinical Validation Potentially Unlocks
Exponential Growth Opportunity
41K
TNBC Lung
60K
Pancreatic Liver
67K
RCC Lung
67K
Endometrial Lung
104K
Colorectal
Liver
104K
Colorectal
Lung
Potential Annamycin
Expansion Indications
TOTAL INCIDENCE
~478K
20K
Acute Myeloid
Leukemia
13K
STS Lung
1K
Osteosarcoma Lung
Management estimates

MOLECULIN

*Per management's estimates

Advancing Annamycin in AML

Phase 1: MB-104 MONOTHERAPY 100-120 mg/m^2	Phase 1/2: MB-105 MONOTHERAPY 120-240 mg/m2	Phase 1/2: MB-106 COMBINATION THERAPY Annamycin + Cytarabine
• N = 6 • 17% CRi (at suboptimal dosing) • Dosing limited by FDA Lifetime Anthracycline Dose (LTMAD) • Trial location – US	• N = 20 • Median lines of prior therapy = 4 • Median age of 240 mg/m^2 (RPD2) cohort = 65 years • 60% CR/CRi in 240mg/m^2 Cohort (N=5) • Trial location - Poland	• N = up to 27 (20 recruited to date) • 39% CRc (ITT) (N=18), 60% CRc (2nd Line) (N=10) • Prior therapies range 0-6 • Median age = 69 • Trial location – Poland & Italy
	Key Findings	
• Well-tolerated in the study population • Limited to low doses • Morphologic leukemia free state was achieved in one subject in the 120 mg/m^2 cohort	• Positive correlation between response rate and dose	• "3+5" therapy • Durability: up to 13 months and increasing • Early evidence of efficacy in patients with previous therapy failures
	Regulatory Significance	
• Demonstrated safe dosing within FDA-mandated limitations for anthracycline exposure	• Demonstrated safe dosing beyond FDA (and EMA) limitations for cumulative anthracycline exposure and early efficacy as single agent	• Addition of Cytarabine supported by compelling preclinical data showing improvement over Annamycin monotherapy

Source: Clinical study reports for MB-104 & MB-105. In MB-105 CRi = BMA <5%. MB-106 data is preliminary and subject to change.
"ITT" = Intent to treat.

MOLECULIN

Significant Patient Experiences in MB-106 (Annamycin + Ara-C)

Line of therapy	2nd Line						1st Line
Age	78	64	70	72	64	53	69
Relapsed or Refractory	Relapsed	Refractory	Relapsed	Relapsed	Relapsed	Refractory	1st Line
Prior Therapy (Cycles)	2 Arm Study (7 mos) Ven/Aza (17)	Ven/Aza (3)	Kladrybine/ AraC (2) AraC (11)	Kladrybine/LD AraC (7)	Ven/Aza (2)	7+3+Kladrybine (1) / Aza (4)	None
Best Response in MB-106	CR	CR	CR	CR	CRi	CR	CR
Durability - Developing	~13 mos (developing)	BMT ~9 mos (developing)	~4 mos (relapsed)[1]	~5 mos (developing)	~3 mos (death-pneumonia)[1]	~3 mos (developing)	~4 mos (developing)
Date 1st Treated/ Annamycin Cycles[2]	Feb 2023 / 3	Jun 2023 / 1	Sep 2023/2	Oct 2023/2	Nov 2023 / 1	Dec 2023/ 2	Nov 2023 / 1

1 – These patients did not receive standard of care for antimicrobial prophylactic therapy in leukemia patients; site deficiencies were corrected as soon as identified. 2 – Cycle = 5 days of Ara-C + 3 of Annamycin; Data are preliminary and subject to change; Duration measured from date of treatment.

MOLECULIN

Annamycin Has Demonstrated Substantially Greater Cardiac Safety Compared to Approved Anthracyclines

Current Anthracyclines



Risk of Cardiac Event
mg/m²
850
600
550
450
100%
8.3%
65%
3.8%
FDA Limit
Risk of Heart Failure

Annamycin

Zero Cardiotoxicity



O
OH
O
CH2OH
OH
O
OH
O
HO
O
CH3
OH
I

- Wider therapeutic window
- Avoids multidrug resistance
- Better tissue/organ targeting

Notes: 1) Current Cardiology Review, Anthracycline Cardiotoxicity: Prevalence, Pathogenesis and Treatment, Maria Volkova and Raymond Russel III. Referenced from Cancer. 2003 Jun 1;97(11):2869-79. "Congestive heart failure in patients treated with doxorubicin: a retrospective analysis of three trials". Swain SM, Whaley FS, Ewer MS., PMID: 12767102; 2) Preliminary clinical studies from Moleculin; data subject tochange; 3) Refer to Form 10K for FYE 2023 for discussion on latest subject with an increase in troponins and our Expert's opinion.

MOLECULIN

Annamycin Demonstrates Efficacy in STS Lung Metastases (MB-107)

Demonstrated Stable Disease After Two Treatment Cycles



All Subjects in Phase 1B
Median
390
390
390
390
390
390
330
330
330
270
270
270
210
210
210
mg/m²
0
2
4
6
8
10
12
14
16
18
• Median PFS 2.6
• Median OS is 11+
• Median OS is 13 excl. w/d subject
PFS
OS
Months

Demonstrated Improvement with Dose ≤ 330 mg/m² and Fewer Prior Therapies

Preliminary MB-107 Summary as of Jan 8, 2024						
Progression Free Survival Months (mos)	All Subjects	Phase 1B All Subjects	Phase 2 All Subjects	All Subjects Treated at ≤330 mg/m²	All Subjects with 2 or Fewer Prior Therapies (≤ 2PT)	All Subjects ≤ 330 mg/m² & ≤ 2PT
1 mos or >	100%	100%	100%	100%	**100%**	**100%**
2 mos or >	56%	67%	53%	61%	**83%**	**78%**
3 mos or >	25%	27%	24%	30%	**42%**	**56%**
4 mos or >	16%	13%	18%	22%	**25%**	**33%**
5 mos or >	9%	7%	12%	13%	**8%**	**11%**
6 mos or >	6%	0%	12%	9%	**8%**	**11%**
n =	32	15	17	17	**12**	**9**
Median mos	2.3	2.6	2.0	2.1	**2.7**	**3.1**
Median Prior Therapies (Range)	3 (1-11)	3 (1-9)	3 (1-11)	3 (1-11)	2 (1-2)	**2 (1-2)**
Median O/S mos	Developing	11.3	Developing	Developing	Developing	Developing

Overall survival (OS); Phase 2 Subjects Interim at this Time, as Majority of Subjects Continue Survival (N/A)

MOLECULIN

Global Network

- All technology licensed from MD Anderson Cancer Center (MDACC)
- Supports continuing preclinical research on our technology at MDACC close to $1M per year
- Supports preclinical research at UTMB
- Past & current externally funded trials – MD Anderson Cancer Center; Emory University, Aflac Cancer & Blood Disorders Center, Children's Healthcare of Atlanta; Madame Curie Institute (Poland), and others in discussion

Cash to Fund Operations into the Fourth Quarter of 2024[1]

~$23.6M Cash Balance[2]

~$10M Market Cap[3]

~2.2M Shares Outstanding[4]

~55K 3-Month Avg. Weekly Volume[3]

Nasdaq: MBRX

Notes: 1: Based on Management's current expectations and planned increase in development activities 2: As of December 31, 2023; 3: 3: As of April 12, 2024; 4: Common stock outstanding as of March 14, 2024

MOLECULIN

Upcoming Milestones

PROGRAM	MILESTONE	ESTIMATED TIME OF ACHIEVEMENT
Annamycin AML	Complete MB-106 clinical trial	1H 2024
	Present topline data from MB-106 clinical trial	1H 2024
	End of Phase 2 (EOP2) Meeting	1H 2024
	Report outcome of MB-106 End of Phase 2 Meeting	2H 2024
	Initiate pivotal program	2H 2024 into 1H 2025
Annamycin STS Lung Metastases	Final MB-107 data readout	Q2 2024
	Identify next Phase of Development / Pivotal Program	1H 2024
	Initiate first line study	Q3 2024

MOLECULIN

Core Management Belief…

Anthracyclines are among the most important treatments for AML and Advanced STS.

Annamycin allows, for the first time ever, a clear majority of patients to benefit from these treatments.